                                                                    Exhibit 10.8

                        MASTER PATENT LICENSE AGREEMENT


     This Master Patent License Agreement (the "Agreement') is effective as of March 31, 2001 (the "Effective Date"), between Millipore Corporation, a Massachusetts corporation, having an office at 80 Ashby Road, Bedford, Massachusetts 01730, ("MIL") and Mykrolis Corporation, a Delaware corporation ("Mykrolis"), having an office at Patriots Park, Bedford, Massachusetts 01730.

     WHEREAS, the Board of Directors of MIL has determined that it is in the best interest of MIL and its stockholders to separate Millipore's existing businesses into two independent businesses;

     WHEREAS, as part of the foregoing, MIL and Mykrolis, have entered into a Master Separation and Distribution Agreement (as defined below) which provides, among other things, for the separation of certain Mykrolis assets and Mykrolis liabilities, the initial public offering of Mykrolis stock, the distribution of such stock and the execution and delivery of certain other agreements in order to facilitate and provide for the foregoing;

     WHEREAS, each of the parties have in the past used the same patented technology in each of their businesses relating to membrane manufacture, filter manufacture, filter design and other such commonly used inventions ("Commonly Used Inventions");

     WHEREAS, the parties deem that it is necessary for the successful operation of each entity after the separation for each party to have the right to practice the Commonly Used Inventions in certain fields of use; and

     WHEREAS in order to accomplish this, MIL agree to license the Licensed Patents (as defined below) to the Commonly Used Inventions to Mykrolis in certain fields of use after the separation of the Mykrolis business.

     NOW, THEREFORE, in consideration of the mutual promises of the parties, and of good and valuable consideration, it is agreed by and between the parties as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     For the purpose of this Agreement, the following capitalized terms are defined in this Article 1 and shall have the meaning specified herein:

     1.1 MASTER SEPARATION AND DISTRIBUTION AGREEMENT. "Master Separation and Distribution Agreement" means the Master Separation and Distribution Agreement between the parties.

     1.2 MIL LICENSED PATENTS. "MIL Licensed Patents" means those Patents and Applications set forth in the Exhibit A hereto, any patents that issue from any of the Applications or claiming priority from the Applications, any related applications, divisionals, continuations, continuation-in-part, reissues or reexaminations of the Patents and/or Applications.

     1.3 MIL FIELD OF USE. MIL Field of Use" means BIOPHARM including pharmaceutical/biotechnology and genetic engineering companies as well as manufacturers of cosmetics, medical devices, diagnostic products and clinical analytical products; LAB & LIFE SCIENCE RESEARCH including government, university and private research and testing analytical laboratories for proteomic, genomic, microbiological, and similar research and analysis as well as environmental research and analysis; and FOOD & BEVERAGE including companies that manufacture or process foods and beverages including dairy products, beer, wine, juice and soft drink manufacturers and bottled water companies.

     1.4 MIL OPTIONED PATENTS. "MIL Optioned Patents" means those Patents and Applications set forth in the Exhibit B hereto, any patents that issue from any of the Applications or claiming priority from the Applications, any related applications, divisionals, continuations, continuation-in-part, reissues or reexaminations of the Patents and/or Applications

     1.5  MYKROLIS FIELD OF USE.   "Mykrolis Field of Use" means IC
MANUFACTURERS including companies that manufacture integrated circuits, semiconductors, semiconductor chips and other microelectronics components, flat panel displays, solar cells and fiber optic cables, optical coatings, coated optical lenses and coated optical fibers; IC OEM EQUIP & MATERIALS MANUFACTURING including companies that manufacture equipment for the fabrication and processing of semiconductors and integrated circuits for sale to IC Manufacturing Companies as well as companies that integrate a number of components into subsystems sold to OEM Equipment manufacturers for incorporation into semiconductor fabrication equipment as well as Companies that manufacture, process and supply liquids, gases, conductive materials and other advanced materials to the IC Manufacture industry and which provide products and systems to purify, monitor and control atmospheric conditions in clean room manufacturing environments of the IC Manufacturing Industry; and IC RESEARCH LABORATORIES including university, government and commercial laboratories and research operations that research and/or develop innovations in the structure and composition of integrated circuits, the processes and materials used to manufacture integrated circuits and new forms of integrated circuits.

     1.6 PERSON. "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency or political subdivision thereof.

     1.7 SEPARATION DATE. "Separation Date" means March 31, 2001, or such other date as may be fixed by the Board of Directors of Millipore Corporation.

     1.8 SUBSIDIARY. "Subsidiary" of any Person means a corporation or other organization whether incorporated or unincorporated of which at least a majority of the securities or interests having by the terms thereof ordinary voting power to elect at least a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries; provided, however, that no Person that is not directly or indirectly wholly-owned by any other Person shall be a Subsidiary of such other Person unless such other Person controls, or has the right, power or ability to control, that Person. For purposes of this Agreement, Mykrolis shall be deemed not to be a subsidiary of MIL.

     1.9 THIRD PARTY. "Third Party" means a Person other than MIL and its Subsidiaries and Mykrolis and its subsidiaries.

     1.10 PRODUCTS. "Products" shall mean any product made sold or otherwise disposed of by Mykrolis outside of the MIL Field of Use.



                                   ARTICLE 2
                                    LICENSES

     2.1 LICENSE GRANT. MIL grants (and agrees to cause its appropriate Subsidiaries to grant) to Mykrolis a personal, irrevocable, exclusive, worldwide, fully-paid, royalty-free and non-transferable (except as set forth in Section 8.10) license to the MIL Licensed Patents to make, have made, use, sell or otherwise dispose of Products in the Mykrolis Field of Use.

     2.2 OPTION TO LICENSE. MIL grants to Mykrolis a personal, irrevocable, exclusive option for a period of five (5) years from the date of this agreement to elect to obtain a license under one or more of the MIL Optioned Patents. It is contemplated that more than option election may be exercised during this time period. If any such an option is exercised, the license granted shall be personal, irrevocable, exclusive, worldwide, no upfront fee, with a 5% royalty based on Net Sales and non-transferable (except as set forth in Section 8.10) to use the MIL Optioned Patent(s) to make, have made, use, sell or otherwise dispose of Products in the Mykrolis Field of Use.


     2.3  LICENSE RESTRICTIONS.

          (a) Mykrolis shall not use the MIL Licensed Patents in connection with any products or services other than in the Mykrolis Field of Use.

          (b) Mykrolis shall not (i) misrepresent to any Person the scope of its authority under this Agreement, (ii) incur or authorize any expenses or liabilities chargeable to MIL, or (iii) take any actions that would impose upon MIL any obligation or liability to a Third Party other than obligations under this Agreement, or other obligations which MIL expressly approves in writing for Mykrolis to incur on its behalf.


     2.4 RESERVATION OF RIGHTS. Except as otherwise expressly provided in this Agreement, MIL shall retain all rights in and to the MIL Licensed Patents, including without limitation:

          (a)  All rights of ownership in and to the MIL Licensed Patents;

          (b) The right to use (including the right of MIL's Subsidiaries to use) the MIL Licensed Patents, in all fields of use except for the Mykrolis Field of Use; and

          (c) The right to license Third Parties to use the MIL Licensed Patents except in the Mykrolis Field of Use.



                                   ARTICLE 3
                       PERMITTED SUBLICENSES BY Mykrolis

     3.1 SUBLICENSES TO SUBSIDIARIES. Subject to the terms and conditions of this Agreement, Mykrolis may grant sublicenses to its Subsidiaries to use the MIL Licensed Patents in accordance with the license grants in Sections 2.1 and
2.2 above; provided that (i) Mykrolis enters into a written sublicense agreement with each such Subsidiary sublicensee, and (ii) such agreement does not include the right to grant further sublicenses other than in the case of a sublicensed Subsidiary of Mykrolis, to another Subsidiary of Mykrolis. Mykrolis shall provide copies of such written sublicense agreements to MIL upon request. If Mykrolis grants any sublicense rights pursuant to this Section 3.1 and any such sublicensed Subsidiary ceases to be a Subsidiary, then the sublicense granted to such Subsidiary pursuant to this Section 3.1 shall terminate 180 days from the date of such cessation.

     3.2 ENFORCEMENT OF AGREEMENTS. Mykrolis shall take all appropriate measures at Mykrolis's expense promptly and diligently to enforce the terms of any sublicense agreement or other agreement with any Subsidiary and shall restrain any such Subsidiary from violating such terms, including without limitation (i) monitoring the Subsidiaries' compliance with the terms and conditions of this Agreement and causing any noncomplying Subsidiary promptly to remedy any failure, (ii) terminating such agreement and/or (iii) commencing legal action, in each case, using a standard of care consistent with MIL's practices as of the Separation Date. In the event that MIL determines that Mykrolis has failed promptly and diligently to enforce the terms of any such agreement using such standard of care, MIL reserves the right to enforce such terms, and Mykrolis shall reimburse MIL for its fully allocated direct costs and expenses incurred in enforcing such agreement, plus all out-of-pocket costs and expenses, plus five percent (5%).


                                   ARTICLE 4
                        PROTECTION OF LICENSED PATENTS

     4.1 OWNERSHIP AND RIGHTS. To the extent not contrary to applicable law, Mykrolis agrees not to challenge the ownership or validity of the Licensed Patents. Mykrolis shall not disparage or adversely affect the validity of the Licensed Patents. Mykrolis shall not acquire or assert any ownership rights therein.

     4.2 PROTECTION OF PATENTS. Mykrolis shall assist MIL, at MIL's request and expense, in the procurement and maintenance of MIL's intellectual property rights in the Licensed Patents. Mykrolis will not grant or attempt to grant a security interest in the Licensed Patents, or to record any such security interest in the United States Patent and Trademark Office or elsewhere, against any MIL Licensed Patent. MIL makes no warranty or representation that the Licensed Patents will be secured or maintained anywhere within the world.

     4.3 INFRINGEMENT PROCEEDINGS. (a) In the event that the Mykrolis Patent Counsel learns of any infringement or threatened infringement of the Licensed Patents, Mykrolis shall notify MIL or its authorized representative in writing giving particulars thereof ("Notice"), and Mykrolis shall provide necessary information and assistance to MIL or its authorized representatives at Mykrolis's expense to assist MIL or its authorized representatives in determining whether proceedings should be commenced. Notwithstanding the foregoing, MIL is not obligated to monitor or police use of the Licensed Patents by Third Parties.

     (b) Within sixty (60) days of the Notice, MIL shall inform Mykrolis in writing of its decision whether to commence proceedings against the third party for infringement of the Licensed Patent ("Decision"). If MIL elects to commence proceedings, it shall do so with ninety (90) days of its Decision. In the event that MIL commences proceedings, MIL shall have exclusive control of the decision whether to bring, maintain or settle any such proceedings, said proceedings shall be at the exclusive option and expense of MIL, and all recoveries shall belong exclusively to MIL. Mykrolis shall provide reasonable assistance to MIL in the prosecution of the proceedings as may be requested by MIL or its authorized representatives. MIL shall incur no liability to Mykrolis or any other Person under any legal theory by reason of MIL's failure or refusal to prosecute nor by reason of any settlement to which MIL may agree.

     (c) In the event that MIL in its Decision elects not to commence proceedings or fails to commence proceedings within the ninety (90) days of the Decision, then Mykrolis may at its election, elect to initiate proceedings against the third party in its own name ("Election"). Mykrolis shall provide MIL of written notice of this Election at least thirty (30) days before commencing proceedings. MIL agrees to be named as a necessary party if required by law and to provide reasonable assistance to Mykrolis in the prosecution of the proceedings as may be requested by Mykrolis or its authorized representatives. Mykrolis shall have exclusive control of the decision whether to bring, maintain or settle any such proceedings, said proceedings shall be at the exclusive option and expense of Mykrolis, and all recoveries shall belong exclusively to Mykrolis. Any settlement made by Mykrolis that would affect any right outside of the Mykrolis Field of Use shall be approved by MIL prior to the execution of such settlement with agreed upon sharing of the settlement proceeds between MIL and Mykrolis based on the fields of use. MIL reserves the right to refuse to approve any settlement which involves rights within the MIL Field of Use.


                                  ARTICLE 5
                                  TERMINATION

     5.1 TERM. This Agreement shall remain in effect until the last of the patents licensed hereunder shall expire or otherwise be terminated, unless this Agreement is earlier terminated as provided below.

     5.2 VOLUNTARY TERMINATION. By written notice to MIL, Mykrolis may voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder by MIL. Such notice shall specify the effective date of such termination and shall clearly specify any affected Licensed Patents.

     5.3 SURVIVAL.  Any termination of licenses and rights of Mykrolis under
Section 5.2 shall not affect Mykrolis's licenses and rights with respect to any Products made or sold prior to such termination.

     5.4 OTHER TERMINATION. This Agreement, the Master Separation Agreement and all other Ancillary Agreements may be terminated at any time prior to the IPO Closing Date by and in the sole discretion of MIL without the approval of Mykrolis. This Agreement may be terminated at any time after the IPO Closing Date and before the Distribution Date by mutual consent of MIL and Mykrolis. In the event of termination pursuant to this Section 5.4, no party shall have any liability of any kind to the other party.


                                   ARTICLE 6
                               DISPUTE RESOLUTION


     6.1 USE AND INITIATION OF PROCEDURE. In the event of a dispute between the parties arising out of or related to this Agreement (the "Dispute"), the parties hereto agree to use the alternative dispute resolution procedures specified in this section (the "Procedure") in good faith in order to resolve such dispute. The Procedure may be modified by written agreement of the parties at the time the Dispute arises. A party seeking to initiate the Procedure shall give written notice to the other party, describing briefly the nature of the dispute and its claim and identifying an individual with authority to settle the dispute on its behalf. The party receiving such notice shall have five (5) days within which to designate, in a written notice given to the initiating party, an individual with authority to settle the dispute on its behalf. Neither of such authorized individuals shall have had direct substantive involvement in the matters involved in the Dispute.

     6.2 UNASSISTED SETTLEMENT. The authorized individuals shall make such investigation as they deem appropriate and thereafter promptly (but in no event later than thirty (30) days from the date of the initiating party's notice) shall commence discussions concerning resolution of the Dispute. If the Dispute has not been resolved within thirty (30) days from the commencement of discussions, it shall be submitted to alternative dispute resolution ("ADR") in accordance with the provisions of Sections 6.3 through 6.10 hereof.

     6.3 SELECTION OF NEUTRAL. The parties shall have ten (10) days following the submission of the Dispute to ADR in accordance with Section 6.2 above to agree upon a mutually-acceptable person not affiliated with either of the parties (the "Neutral"). If no Neutral has been selected within such time, the parties agree jointly to request the American Arbitration Association, the Center for Public Resources, or another mutually agreed-upon provider of neutral services to supply within ten (10) days a list of potential Neutrals with qualifications as specified by the parties in the joint request. Within five (5) days of receipt of the list, the parties shall independently rank the proposed candidates, shall simultaneously exchange rankings, and shall select as the Neutral the individual receiving the highest combined ranking who is available to serve.

     6.4 TIME AND PLACE FOR ADR. In consultation with the Neutral, the parties shall promptly designate a mutually convenient time and place for the ADR (and unless circumstances require otherwise, such time to be not later than forty-five (45) days after selection of the Neutral).

     6.5 EXCHANGE OF INFORMATION. In the event either of the parties has substantial need for information in the possession of the other party in order to prepare for the ADR, the parties shall attempt in good faith to agree on Procedures for the expeditious exchange of such information, with the help of the Neutral if required.

     6.6 SUMMARY OF VIEWS. One week prior to the first scheduled session of the ADR, each party shall deliver to the Neutral and to the other party a concise written summary of its views on the matter in Dispute.

     6.7 STAFFING THE ADR. In the ADR, each party shall be represented by the authorized individual and by counsel. In addition, each party may bring such additional persons as needed to respond to questions, contribute information and participate in the negotiations, the number of such additional persons to be agreed upon by the parties in advance, with the assistance of the Neutral, if necessary.

     6.8 CONDUCT OF ADR. The parties, in consultation with the Neutral, will agree upon a format for the meetings, designed to assure that both the Neutral and the authorized individuals have an opportunity to hear an oral presentation of each party's views on the matter in Dispute, and that the authorized parties attempt to negotiate a resolution of the matter in Dispute, with or without the assistance of counsel or others, but with the assistance of the Neutral. To this end, the Neutral is authorized to conduct both joint meetings and separate private caucuses with the parties. The Neutral will keep confidential all information learned in private caucus with either party unless specifically authorized by such party to make disclosure of the information to the other party.

     6.9 THE NEUTRAL'S VIEWS. The Neutral (i) shall, unless requested not to do so by both parties, provide his opinion to both parties on the probable outcome should the matter be litigated, and (ii) shall make one or more recommendations as to the terms of a possible settlement, upon any conditions imposed by the parties (including, but not limited to, a minimum and maximum amount). The Neutral shall base his opinions and recommendations on information available to both parties, excluding such information as may be disclosed to him by the parties in confidence. The opinions and recommendations of the Neutral shall not be binding on the parties.

     6.10 TERMINATION OF PROCEDURE. The parties agree to participate in the ADR in good faith to its conclusion (as designated by the Neutral) and not to terminate negotiations concerning resolution of the matters in Dispute until at least ten (10) days thereafter. Each party agrees not to commence any other proceeding or to seek other remedies prior to the conclusion of the ten-day post-ADR negotiation period; provided, however, that either party may commence
                             --------  -------
litigation within five (5) days prior to the date after which the commencement of litigation could be barred by an applicable statute of limitations or in order to request an injunction to prevent irreparable harm, in which event, the parties agree (except as prohibited by court order) to nevertheless continue to participate in the ADR to its conclusion.

     6.11 FEES OF NEUTRAL; DISQUALIFICATION. The fees of the Neutral shall be shared equally by the parties. The Neutral shall be disqualified as a witness, consultant, expert or counsel for either party with respect to the matters in Dispute and any related matters in any subsequent litigation or other proceeding with respect to the Dispute.

     6.12  CONFIDENTIALITY.  The parties agree that the Procedure and the
ADR are compromise negotiations for purposes of the Federal Rules of Evidence and the Rules of Evidence of any state of competent jurisdiction. The entire of the Procedure and the ADR are confidential, and no stenographic, visual or audio record shall be made. All conduct, statements, promises, offers, views and opinions, whether oral or written, made in the course of the Procedure or the ADR by either of the parties, their agents, employees, representatives, or other invitees and by the Neutral (who will be the parties' joint agent for purposes of these compromise negotiations) are confidential and shall, in addition and where appropriate, be deemed to be work product and privileged. Such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible for any purposes, including impeachment, in any litigation or other proceeding involving the parties, and shall not be disclosed to anyone not an agent, employee, expert, witness, or representative of either of the parties; provided, however, that evidence otherwise discoverable or admissible is not
--------  -------
excluded from discovery or admission as a result of its use in the ADR.

     6.13 ARBITRATION. Any Dispute which the parties cannot resolve through mediation within ninety (90) days following the commencement of the Procedure, unless otherwise mutually agreed, shall be submitted to final and binding arbitration under the then current Commercial Arbitration Rules of he American Arbitration Association ("AAA"), by three (3) arbitrators in Boston, Massachusetts. Such arbitrators shall be selected by the mutual agreement of the parties or, failing such agreement, shall be selected according to the aforesaid AAA rules. The arbitrators will be instructed to prepare and deliver a written, reasoned opinion stating their decision within thirty (30) days of the completion of the arbitration. The prevailing party in such arbitration shall be entitled to expenses, including costs and reasonable attorneys' and other professional fees, incurred in connection with the arbitration (but excluding any costs and fees associated with prior ADR, negotiation or mediation). The decision of the arbitrator shall be final and non-appealable and may be enforced in any court of competent jurisdiction. The use of any ADR procedures will not be construed under the doctrine of laches, waiver or estoppel to adversely affect the rights of either party.

     6.14 CONTINUITY OF SERVICE AND PERFORMANCE. Unless otherwise agreed in writing, the parties will continue to provide service and honor all other commitments under this Agreement and each Ancillary Agreement during the course of dispute resolution pursuant to the provisions of this Article IX with respect to all matters not subject to such dispute, controversy or claim.


                                   ARTICLE 7
                            LIMITATION OF LIABILITY

     IN NO EVENT SHALL MIL OR ITS SUBSIDIARIES BE LIABLE TO MYKROLIS OR ITS SUBSIDIARIES FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES OR LOST PROFITS OR ANY OTHER DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUT OF THIS AGREEMENT, WHETHER OR NOT MIL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATIONS SHALL NOT LIMIT EACH PARTY'S OBLIGATIONS EXPRESSLY ASSUMED IN THE SEPARATION AND DISTRIBUTION AGREEMENT; PROVIDED FURTHER THAT THE EXCLUSION OF PUNITIVE DAMAGES SHALL APPLY IN ANY EVENT.

                                   ARTICLE 8
                            MISCELLANEOUS PROVISIONS

     8.1 DISCLAIMER. MYKROLIS ACKNOWLEDGES AND AGREES THAT ALL LICENSED PATENTS ARE LICENSED OR PROVIDED ON AN "AS IS" BASIS AND THAT NEITHER MIL NOR ANY OF ITS SUBSIDIARIES MAKE ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES WHATSOEVER, EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT THERETO INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF TITLE, ENFORCEABILITY OR NON-INFRINGEMENT. Without limiting the generality of the foregoing, MIL makes no any warranty or representation as to the validity of any Licensed Patent licensed by it to Mykrolis or any warranty or representation that any use of any Licensed Patent with respect to any product or service will be free from infringement of any rights of any Third Party.

     8.2 NO IMPLIED LICENSES. Nothing contained in this Agreement shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Licensed Patents. MIL is not required hereunder to furnish or disclose to Mykrolis any information (including copies of the Patents), except as specifically provided herein.

     8.3 INFRINEMENT SUITS. MIL shall have no obligations hereunder to institute any action or suit against Third Parties for infringement of any of its Licensed Patents or to defend any action or suit brought by a Third Party which challenges or concerns the validity of any of its Licensed Patents.

     8.4 PATENT MARKING Neither party is obligated to mark any of its Products made under one or more of the Licensed Patents with the appropriate US Patent Number nor is either party obligated to acknowledge that the Products are made under licenses provided by the other party.

     8.5 NO OTHER OBLIGATIONS. NEITHER PARTY ASSUMES ANY RESPONSIBILITIES OR OBLIGATIONS WHATSOEVER, OTHER THAN THE RESPONSIBILITIES AND OBLIGATIONS EXPRESSLY SET FORTH IN THIS AGREEMENT OR A SEPARATE WRITTEN AGREEMENT BETWEEN THE PARTIES. Without limiting the generality of the foregoing, neither MIL, nor any of its Subsidiaries is obligated to (i) file any application for patent of any invention not currently the subject of a patent application, or to secure any rights in any Patents, (ii) to maintain any MIL Licensed Patent, or (iii) provide any assistance, except for the obligations expressly assumed in this Agreement.

     8.6 ENTIRE AGREEMENT. This Agreement, the Master Separation and Distribution Agreement and the other Ancillary Agreements (as defined in the Master Separation and Distribution Agreement) and the Exhibits and Schedules referenced or attached hereto and thereto constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall supersede all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof and thereof. To the extent there is a conflict between this Agreement and the General Assignment and Assumption Agreement between the parties, the terms of this Agreement shall govern.

     8.7 GOVERNING LAW. This Agreement shall be construed in accordance with and all Disputes hereunder shall be governed by the laws of the Commonwealth of Massachusetts as applied to transactions taking place wholly within Massachusetts between Massachusetts residents. The Superior Court of Middlesex County and/or the United States District Court for the District of Massachusetts shall have jurisdiction and venue over all Disputes between the parties that are permitted to be brought in a court of law pursuant to Article 7 above.

     8.8 DESCRIPTIVE HEADINGS. The headings contained in this Agreement, in any Exhibit or Schedule hereto and in the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized term used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning assigned to such term in this Agreement. When a reference is made in this Agreement to an Article or a Section, Exhibit or Schedule, such reference shall be to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.

     8.9 NOTICES. Notices, offers, requests or other communications required or permitted to be given by either party pursuant to the terms of this Agreement shall be given in writing to the respective parties to the following addresses:

           if to Millipore:
                                   Millipore Corporation
                                   80 Ashby Road
                                   Bedford, Massachusetts 01730

           With a copy to:
                                   General Counsel
                                   Millipore Corporation
                                   80 Ashby Road
                                   Bedford, Massachusetts 01730

           if to Mykrolis:
                                   Mykrolis Corporation
                                   Patriots Park
                                   Bedford, Massachusetts 01730

Or to such other address as the party to whom notice is given may have previously furnished to the other in writing as provided herein. Any notice involving non-performance, termination, or renewal shall be sent by hand delivery, recognized overnight courier or, within the United States, may also be sent via certified mail, return receipt requested. All other notices shall be deemed to have been given and received on the earlier of actual delivery or three (3) days from the date of postmark.

     8.10 NONASSIGNABILITY. Mykrolis shall not, directly or indirectly, in whole or in part, whether by operation of law or otherwise, assign or transfer this Agreement, without MIL's prior written consent, and any attempted assignment, transfer or delegation without such prior written consent shall be void able at the sole option of MIL. Notwithstanding the foregoing, each party (or its permitted successive assignees or transferees hereunder) may assign or transfer this Agreement as a whole without consent to a Person that succeeds to all or substantially all of the business or assets of such party as long as such Person agrees to accept all the terms and conditions set forth herein. Without limiting the foregoing, this Agreement will be binding upon and inure to the benefit of the parties and their permitted successors and assigns.

     8.11 SEVERABILITY. If any term or other provision of this Agreement is determined by a court, administrative agency or arbitrator to be invalid, illegal or incapable of being enforced by any rule or law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

     8.12 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of either party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     8.13 AMENDMENT. No change or amendment will be made to this Agreement except by an instrument in writing signed on behalf of each of the parties to such Agreement.

     8.14 COUNTERPARTS. This Agreement, including the Ancillary Agreements and the Exhibits and Schedules hereto and thereto and the other documents referred to herein or therein, may be executed in counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same agreement.

     8.15 AUTHORITY.  Each of the parties hereto represents to the other that
(a) it has the corporate or other requisite power and authority to execute, deliver and perform this Agreement, (b) the execution, delivery and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is a legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equity principles.

  WHEREFORE, the parties have signed this Master Patent License Agreement effective as of the date first set forth above.

Mykrolis Corporation                        Millipore Corporation


By: /s/ Jean-Marc Pandraud                  By: /s/ Francis J. Lunger
    ----------------------                      ---------------------

Name:Jean-Marc Pandraud                     Name: Francis J. Lunger
     ------------------                           -----------------

Title: President                          Title: Executive Vice President
       ---------                                 ------------------------

                                   EXHIBIT A
                      TO MASTER PATENT LICENSE AGREEMENT

                          LICENSE TO MICROELECTRONICS
                          ---------------------------

------------------------------------------------------------------------------------------------------------------------------------
Wednesday, March 28, 2001                                        Patent List                                                Page: 1
------------------------------------------------------------------------------------------------------------------------------------
Case Number/Subcase               Case             Application         Publication                Patent             Status
Country Name                      Type             Number/Date         Number/Date                Number/Date        Expiration Date
------------------------------------------------------------------------------------------------------------------------------------
MCA-132/                          ORD              85114181.2                                     0186758            ISSUED
European Patent Convention                         07-Nov-1985                                    23-Jan-1991        07-Nov-2005
                                                                Title: Porous Membrane Having Hydrophilic Surface and Process

-----------------------------------------------------------------------------------------------------------------------------------
MCA-132/                          EPC              85114181.2                                     0186758            ISSUED
France                                             07-Nov-1985                                    23-Jan-1991        07-Nov-2005
                                                                Title: Porous Membrane Having Hydrophilic Surface and Process

------------------------------------------------------------------------------------------------------------------------------------
MCA-132/                          EPC              85114181.2                                     P3581520.5         ISSUED
Germany, Federal Republic of                       07-Nov-1985                                    23-Jan-1991        07-Nov-2005
                                                                Title: Porous Membrane Having Hydrophilic Surface and Process

------------------------------------------------------------------------------------------------------------------------------------
MCA-132/                          EPC              85114181.2                                     0186758            ISSUED
Italy                                              07-Nov-1985                                    23-Jan-1991        07-Nov-2005
                                                                Title: Porous Membrane Having Hydrophilic Surface and Process

------------------------------------------------------------------------------------------------------------------------------------
MCA-132/                          ORD              P60-269195          075051                     1933936            Granted
Japan                                              29-Nov-1985         27-Nov-1992                26-May-1995        29-Nov-2005
                                                                Title: Porous Membrane Having Hydrophilic Surface and Process

------------------------------------------------------------------------------------------------------------------------------------
MCA-132/1                         DIV              06-025983                                      2506611            Granted
Japan                                              31-Jan-1994                                    02-Apr-1996        29-Nov-2005
                                                                Title: Porous Membrane Having Hydrophilic Surface and Process

------------------------------------------------------------------------------------------------------------------------------------
MCA-132/                          EPC              85114181.2                                     0186758            ISSUED
Switzerland                                        07-Nov-1985                                    23-Jan-1991        07-Nov-2005
                                                                Title: Porous Membrane Having Hydrophilic Surface and Process

-----------------------------------------------------------------------------------------------------------------------------------
MCA-132/                          EPC              85114181.2                                     0186758            ISSUED
United Kingdom                                     07-Nov-1985                                    23-Jan-1991        07-Nov-2005
                                                                Title: Porous Membrane Having Hydrophilic Surface and Process

-----------------------------------------------------------------------------------------------------------------------------------
MCA-132/                          ORD              676681                                         4618533            ISSUED
United States of America                           30-Nov-1984                                    21-Oct-1986        21-Oct-2003
                                                                Title: Porous Membrane Having Hydrophilic Surface and Process

-----------------------------------------------------------------------------------------------------------------------------------
MCA-166/                          ORD              90114099.6                                      0410357           Granted
European Patent Convention                         23-Jul-1990         30-Jan-1991                 28-Sep-1994       23-Jul-2010
                                                                Title: Membrane Having Hydrophilic Surface

-----------------------------------------------------------------------------------------------------------------------------------
MCA-166/                          EPC              90114099.6                                      0410357           Granted
                                                   23-Jul-1990         30-Jan-1991                 28-Sep-1994       23-Jul-2010
                                                                Title: Membrane Having Hydrophilic Surface

-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Wednesday, March 28, 2001                                        Patent List                                                Page: 2
------------------------------------------------------------------------------------------------------------------------------------
Case Number/Subcase               Case             Application         Publication                Patent             Status
Country Name                      Type             Number/Date         Number/Date                Number/Date        Expiration Date
------------------------------------------------------------------------------------------------------------------------------------
MCA-166/                          EPC              901144099.6         0410357                    69012912.2         Granted
Germany, Federal Republic of                       23-Jul-1990                                    11-May-1995
                                                                Title: Membrane Having Hydrophilic Surface

-----------------------------------------------------------------------------------------------------------------------------------
MCA-166/                          EPC              90114099.6                                     0410357            Granted
Italy                                              23-Jul-1990         30-Jan-1991                28-Sep-1994        23-Jul-2010
                                                                Title: Membrane Having Hydrophilic Surface

------------------------------------------------------------------------------------------------------------------------------------
MCA-166/                          ORD              196444/90           2000-1548                  3001617            Granted
Japan                                              26-Jul-1990         07-Jan-2000                12-Nov-1999
                                                                Title: Membrane Having Hydrophilic Surface

------------------------------------------------------------------------------------------------------------------------------------
MCA-166/1                         DIV              11-151446                                                         Pending
Japan                                              31-May-1999
                                                                Title: Membrane Having Hydrophilic Surface

------------------------------------------------------------------------------------------------------------------------------------
MCA-166/                          EPC              90114099.6                                     0410357            Granted
United Kingdom                                     23-Jul-1990         30-Jan-1991                28-Sep-1994        23-Jul-2010
                                                                Title: Membrane Having Hydrophilic Surface

------------------------------------------------------------------------------------------------------------------------------------
MCA-166/                          ORD              385641                                         4944879            ISSUED
United States of America                           27-Jul-1989                                    31-Jul-1990        31-Jul-2007
                                                                Title: Membrane Having Hydrophilic Surface

------------------------------------------------------------------------------------------------------------------------------------
MCA-210/                          ORD              93110802.1          0581157                    0578210            Granted
European Patent Convention                         06-Jul-1993         12-Jan-1994                30-Dec-1998        06-Jul-2013
                                                                Title: Porous Polymeric Structures and a Method of Making such
                                                                       Structures by Means of Heat-Induced Phase Separation

-----------------------------------------------------------------------------------------------------------------------------------
MCA-210/                          EPC              93110802.1          0581157                                       PENDING
France                                             06-Jul-1993         12-Jan-1994                                   06-Jul-2013
                                                                Title: Porous Polymeric Structures and a Method of Making such
                                                                       Structures by Means of Heat-Induced Phase Separation
-----------------------------------------------------------------------------------------------------------------------------------
MCA-210/                          EPC              69322817.2-08       0581157                    0578210            Granted
Germany, Federal Republic of                       06-Jul-1993         12-Jan-1994                30-Dec-1998        06-Jul-2013
                                                                Title: Porous Polymeric Structures and a Method of Making such
                                                                       Structures by Means of Heat-Induced Phase Separation
-----------------------------------------------------------------------------------------------------------------------------------
MCA-210/                          ORD              191611/93                                                         PENDING
Japan                                              06-Jul-1993
                                                                Title: Porous Polymeric Structures and a Method of Making such
                                                                       Structures by Means of Heat-Induced Phase Separation
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Wednesday, March 28, 2001                                        Patent List                                                Page: 3
------------------------------------------------------------------------------------------------------------------------------------
Case Number/Subcase               Case             Application         Publication                Patent             Status
Country Name                      Type             Number/Date         Number/Date                Number/Date        Expiration Date
------------------------------------------------------------------------------------------------------------------------------------
MCA-210/                          EPC              93110802.1          0581157                                       PENDING
United Kingdom                                     06-Jul-1993         12-Jan-1994                                   06-Jul-2013
                                                                Title: Porous Polymeric Structures and a Method of Making such
                                                                       Structures by Means of Heat-Induced Phase Separation

-----------------------------------------------------------------------------------------------------------------------------------
MCA-210/                          ORD              07/909904                                      5444097            ISSUED
United States of America                           07-Jul-1992                                    22-Aug-1995        23-Aug-2012
                                                                Title: Porous Polymeric Structures and a Method of Making such
                                                                       Structures by Means of Heat-Induced Phase Separation

------------------------------------------------------------------------------------------------------------------------------------
MCA-285/                          PCT              96919219.4          0848644                                       Published
European Patent Convention                         16-Mar-1998         24-Jun-1998
                                                                Title: Ion Exchange Polyethylene Membrane and Process

------------------------------------------------------------------------------------------------------------------------------------
MCA-285/                          EPC              96919219.4                                                        Pending
France                                             16-Mar-1998
                                                                Title: Ion Exchange Polyethylene Membrane and Process

------------------------------------------------------------------------------------------------------------------------------------
MCA-285/                          EPC              96919219.4                                                        Pending
Germany, Federal Republic of                       16-Mar-1998
                                                                Title: Ion Exchange Polyethylene Membrane and Process

------------------------------------------------------------------------------------------------------------------------------------
MCA-285/                          EPC              96919219.4                                                        Pending
Italy                                              16-Mar-1998
                                                                Title: Ion Exchange Polyethylene Membrane and Process

------------------------------------------------------------------------------------------------------------------------------------
MCA-285/                          EPC              96919219.4                                                        Pending
Netherlands                                        16-Mar-1998
                                                                Title: Ion Exchange Polyethylene Membrane and Process

-----------------------------------------------------------------------------------------------------------------------------------
MCA-285/                          ORD              US96/09546                                                        Pending
Patent Cooperation Treaty                          03-Jun-1996
                                                                Title: Ion Exchange Polyethylene Membrane and Process

-----------------------------------------------------------------------------------------------------------------------------------
MCA-285/                          ORD              85107791                                       104854             Granted
Taiwan, Province of China                          27-Jun-1996         11-Jun-1999                11-Jun-1999        11-Jun-2016
                                                                Title: Ion Exchange Polyethylene Membrane and Process

-----------------------------------------------------------------------------------------------------------------------------------
MCA-285/                          EPC              96919219.4                                                        Pending
United Kingdom                                     16-Mar-1998
                                                                Title: Ion Exchange Polyethylene Membrane and Process

-----------------------------------------------------------------------------------------------------------------------------------
MCA-285/                          ORD              08/467259                                      5531899            ISSUED
United States of America                           06-Jun-1995                                    02-Jul-1996        06-Jun-2015
                                                                Title: Ion Exchange Polyethylene Membrane and Process

-----------------------------------------------------------------------------------------------------------------------------------